UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event report): December 31, 2008

Constellation Energy Partners LLC

(Exact name of registrant as specified in its charter)

Delaware	001-33147	11-3742489
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Constellation Way Baltimore, MD	21202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 468-3500

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Employment Agreements

On December 31, 2008, Constellation Energy Partners LLC (the “Company”) entered into letter agreements (the “Letter Agreements”) with Stephen R. Brunner, its President, Chief Executive Officer and Chief Operating Officer, and Charles C. Ward, its Chief Financial Officer and Treasurer. The Letter Agreements became effective as of January 1, 2009 and state that the Company expects to finalize the terms of employment in employment agreements to be entered into in early 2009 (the “Definitive Agreements”). Pursuant to the Letter Agreements, Mr. Brunner and Mr. Ward will receive an annual base salary of $300,000 and $225,000, respectively, as well as the right to participate in the Company’s Long-Term Incentive Plan and an annual incentive plan that the Company expects to adopt in early 2009.

Under Mr. Brunner’s Letter Agreement, Mr. Brunner will (i) be eligible to receive a 2009 annual incentive award equal to 100% of his annual base salary for target-level performance and 200% of his annual base salary for superior performance; (ii) receive a Long-Term Incentive award with an expected value of $1.2 million (which may be comprised of both cash and an equity-based award) vesting ratably on a yearly basis (subject to Company performance) over three years and (iii) receive an Inducement Bonus of $600,000 (which may be comprised of both cash and an equity-based award), with 50% of the total value of the Inducement Bonus vesting and becoming payable on each of the first and second anniversaries of the execution of the Definitive Agreement.

Under Mr. Ward’s Letter Agreement, Mr. Ward will (i) be eligible to receive a 2009 annual incentive award equal to 75% of his annual base salary for target-level performance and 150% of his annual base salary for superior performance; (ii) receive a Long-Term Incentive award with an expected value of $450,000 (which may be comprised of both cash and an equity-based award) vesting ratably on a yearly basis (subject to Company performance) over three years and (iii) receive an Inducement Bonus of $450,000 (which may be comprised of both cash and an equity-based award), with 50% of the total value of the Inducement Bonus vesting and becoming payable on each of the first and second anniversaries of the execution of the Definitive Agreement.

Under the Letter Agreements, if, following a change in control event, the employment of either executive is terminated by the Company in an “Involuntary Termination” or by the executive in a termination for “good reason,” the Company will (a) make within 60 days a cash payment of (i) 200% of the then-current Annual Base Salary plus target Annual Incentive, (ii) the then-current Annual Incentive paid out as if Target Level Performance were achieved, prorated on a monthly basis and (iii) the outstanding performance-based Long-Term Incentive, paid out as if Target Level Performance were achieved, prorated on a monthly basis, (b) immediately accelerate vesting of all outstanding service-based Long-Term Incentive awards and Inducement Bonus, (c) continue the executive’s benefits for a one-year period and (d) provide for a full tax gross-up in connection with the items detailed in (a), (b) and (c) above. The Letter Agreements also provide that complete definitions, terms and conditions will be provided in the Definitive Agreements.

Copies of the Letter Agreements are attached as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K, and the summary of the Letter Agreements above is qualified by reference to such exhibits.

Manager Resignation and Appointment of Class A Manager

On December 31, 2008, Andrew C. Kidd resigned from his position as a Class A manager of the Board of Managers of the Company.

Effective December 31, 2008, Stephen R. Brunner has been appointed by Constellation Energy Partners Management LLC, the sole owner of the Company’s Class A units, to serve as a Class A manager of the Board of Managers of the Company. Mr. Brunner is the President, Chief Executive Officer and Chief Operating Officer of the Company. He will receive no compensation for his service on the Board of Managers.

A copy of the press release relating to these matters is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Company has made certain statements in this Current Report on Form 8-K, and the press release filed here with, that are considered forward-looking statements within the meaning of the Securities Exchange Act of 1934. These forward-looking statements are largely based on the Company’s expectations, which reflect estimates and assumptions made by the Company’s management. These estimates and assumptions reflect the Company’s best judgment based on currently known market conditions and other factors. Although the Company believes such estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond the Company’s control. In addition, management’s assumptions about future events may prove to be inaccurate. Management cautions all readers that the forward-looking statements contained in this Current Report on Form 8-K, and the press release filed herewith, are not guarantees of future performance, and the Company cannot assure you that such statements will be realized or the forward-looking events and circumstances will occur. Actual results may differ materially from those anticipated or implied in the forward-looking statements due to factors listed in the “Risk Factors” section in the Company’s Securities and Exchange Commission filings and elsewhere in those filings. All forward-looking statements speak only as of the date of this Current Report on Form 8-K and the press release filed herewith. The Company does not intend to publicly update or revise any forward-looking statements as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
10.1	Letter Agreement dated December 31, 2008 between Constellation Energy Partners LLC and Stephen R. Brunner.

10.2	Letter Agreement dated December 31, 2008 between Constellation Energy Partners LLC and Charles C. Ward.

99.1	Press Release dated January 7, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSTELLATION ENERGY PARTNERS LLC

Date: January 7, 2009	By:	/s/ Charles C. Ward
Charles C. Ward
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Letter Agreement dated December 31, 2008 between Constellation Energy Partners LLC and Stephen R. Brunner.

10.2	Letter Agreement dated December 31, 2008 between Constellation Energy Partners LLC and Charles C. Ward.

99.1	Press Release dated January 7, 2009.